                          W&R Target Funds, Inc.

   Supplement dated July 21, 2003 to the Prospectus dated May 1, 2003

1. The following information replaces the disclosure regarding the management of Value Portfolio in the Section entitled "Portfolio
   Management":

Matthew T. Norris is primarily responsible for the management of Value
Portfolio. He has held his responsibilities for Value Portfolio since July
2003. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager
for Advantus Capital Management, Inc. He joined Advantus Capital
Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. Prior to December 1997, Mr. Norris had been employed as an Equity Analyst and Portfolio Manager for Norwest Investment
Management, Inc. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered
Financial Analyst.

2. The name of Small Cap Portfolio is now Small Cap Growth Portfolio.